Pioneer                                                           [Pioneer logo]
Emerging Markets
Fund

SEMIANNUAL REPORT 5/31/98

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                           1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    7

Schedule of Investments                           10

Financial Statements                              17

Notes to Financial Statements                     24

Report of Independent Public Accountants          30

Trustees, Officers and Service Providers          31

Programs and Services for Pioneer Shareowners     32

Retirement Plans from Pioneer                     34

The Pioneer Family of Mutual Funds                36

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 5/31/98
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------


I am pleased to introduce this report for Pioneer Emerging Markets Fund, covering the six months ended May 31, 1998. On behalf of the Fund's investment team, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

The last six months reinforced the importance of the global economic stage and the interdependence of the national economies playing on it. In January and February, many Asian countries seemed to be recovering from last fall's currency disaster. Starting in March, unfortunately, they took a turn for the worse. Political crises were abundant during the period, including the testing of nuclear devices by both India and Pakistan. Economically, Asia's two powers, Japan and China, performed poorly. Japan's lack of real action to solve its banking crisis drove down the yen and then the whole Asian region. Investors and their money stayed away.

Lack of investor confidence in emerging markets spread to other regions. Essentially, investors split the world in two, pouring money into the strong bull markets of Europe and the United States, while avoiding Asia, Latin America and other less developed markets around the world.

As always, your Fund's management team has kept a close eye on these developments and the enormous potential now residing in emerging markets. Throughout Asia and Latin America we see underpriced securities. For the patient, long-term investor this could be an exciting opportunity.

I encourage you to read on to learn more about your Fund. Please contact your investment professional, or us at 1-800-225-6292, if you have questions about Pioneer Emerging Markets Fund.


Respectfully,

/s/ John F. Cogan, Jr.,
  John F. Cogan, Jr.,
  Chairman and President

Pioneer Emerging Markets Fund
PORTFOLIO SUMMARY 5/31/98

----------------------------------[PIE CHART]-----------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

             International Common Stocks  69%
             Depositary Receipts for International Stocks  18%
             International Preferred Stocks  13%

------------------------------[END PIE CHART]-----------------------------------



--------------------------------[BAR CHART]-------------------------------------

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

                          Brazil              18.4%
                          India               13.2%
                          South Korea         12.5%
                          Israel              11.4%
                          Thailand             8.8%
                          Singapore            5.9%
                          Mexico               5.6%
                          Czech Republic       5.6%
                          Malaysia             5.1%
                          Turkey               3.8%
                          Philippines          3.2%
                          Indonesia            1.9%
                          Peru                 1.6%
                          Chile                0.9%
                          Argentina            0.8%
                          Greece               0.5%
                          Pakistan             0.5%
                          Colombia             0.2%
                          Papua New Guinea     0.1%

------------------------------[END BAR CHART]-----------------------------------

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


1. Central European Media           5.06%     6. Grupo Radio Centro SA de        2.48%
   Enterprises Ltd.                              CV (A.D.R.)
2. SK Telecom Co., Ltd.             3.00      7. Pentafour Software &            2.42
                                                 Exports Ltd.
3. IOI Corporation Bhd.             2.85      8. LG Information &                2.27
                                                 Communication Ltd.
4. Development Bank of              2.81      9. Telecomunicacoes de Sao         2.22
   Singapore Ltd.                                Paolo SA (Preferred)
5. Telecomunicacoes do Rio de       2.52     10. Tecnomatix Technologies         2.08
   Janeiro (Class B) (Preferred)                 Ltd.

--------------------------------------------------------------------------------
Fund holdings will vary for other periods.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/98                                        CLASS A SHARES
--------------------------------------------------------------------------------


Share Prices and Distributions
--------------------------------------------------------------------------------


Net Asset Value
per Share                  5/31/98         11/30/97
                            $12.75          $14.42

Distributions per Share     Income          Short-Term          Long-Term
(11/30/97 - 5/31/98)       Dividends       Capital Gains       Capital Gains
                              --            $0.979              $0.273



Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.


Average Annual Total Returns
(As of May 31, 1998)

                        Net Asset     Public Offering
Period                    Value           Price*
Life-of-Fund              5.01%           3.45%
(6/23/94)
1 Year                   -8.86          -14.09


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

------------------------------[MOUNTAIN CHART]----------------------------------
Growth of $10,000+

                                   Pioneer             MSCI
                                   Emerging            Emerging
                                   Markets             Markets
                                   Fund*               Free Index
                 6/94               9425               10000
                                   10365               11940
                 11/94              9128               11241
                                    7808                9002
                 5/95               8743                9969
                                    8930                9982
                 11/95              8748                9384
                                   10127               10330
                 5/96              11013               10778
                                   10392               10363
                 11/96             10558               10344
                                   11967               11575
                 5/97              12401               11614
                                   12558               10838
                 11/97             11653                8971
                                   12109                9350
                 5/98              11302                8327

--------------------------[END MOUNTAIN CHART]----------------------------------

[BOX] Pioneer Emerging Markets Fund*

[DASHED RULE] MSCI Emerging Markets Free Index


+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund
PERFORMANCE UPDATE 5/31/98                            CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------



Net Asset Value
per Share                  5/31/98         11/30/97
                          $12.38          $14.09

Distributions per Share     Income          Short-Term          Long-Term
(11/30/97 - 5/31/98)       Dividends       Capital Gains       Capital Gains
                              --              $0.979             $0.273



Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.


Average Annual Total Returns
(As of May 31, 1998)

                   If         If
Period            Held     Redeemed*
Life-of-Fund      4.27%       3.59%
(6/23/94)
1 Year           -9.53      -12.80



*  Reflects deduction of the maximum applicable contingent deferred sales charge
   (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

------------------------------[MOUNTAIN CHART]----------------------------------
Growth of $10,000+

                                   Pioneer             MSCI
                                   Emerging            Emerging
                                   Markets             Markets
                                   Fund*               Free Index
                 6/94              10000               10000
                                   11112               11940
                                    9752               11241
                                    8327                9002
                 5/95               9312                9969
                                    9505                9982
                                    9294                9384
                                   10745               10330
                 5/96              11662               10778
                                   10981               10363
                                   11135               10344
                                   12601               11575
                 5/97              13032               11614
                                   13175               10838
                                   12205                8971
                                   12656                9350
                 5/98              11493                8327

--------------------------[END MOUNTAIN CHART]----------------------------------

[BOX] Pioneer Emerging Markets Fund*

[DASHED RULE] MSCI Emerging Markets Free Index


+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/98                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------


Net Asset Value
per Share                  5/31/98         11/30/97
                          $12.38          $14.08

Distributions per Share     Income          Short-Term          Long-Term
(11/30/97 - 5/31/98)       Dividends       Capital Gains       Capital Gains
                              --            $0.979             $0.273


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.


Average Annual Total Returns
(As of May 31, 1998)

                   If         If
Period            Held     Redeemed*
Life-of-Fund      4.16%      4.16%
(1/31/96)
1 Year           -9.47      -9.47


* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.


------------------------------[MOUNTAIN CHART]----------------------------------
Growth of $10,000

                                   Pioneer             MSCI
                                   Emerging            Emerging
                                   Markets             Markets
                                   Fund*               Free Index
                 1/96              10000               10000
                                   10008                9841
                 5/96              10870               10268
                                   10234                9873
                 11/96             10386                9855
                                   11746               11028
                 5/97              12147               11065
                                   12281               10325
                 11/97             11376                8547
                                   11796                8908
                 5/98              10997                7933

--------------------------[END MOUNTAIN CHART]----------------------------------

[BOX] Pioneer Emerging Markets Fund*

[DASHED RULE] MSCI Emerging Markets Free Index


The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/98                            CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  5/31/98         4/9/98
                           $12.77         $14.55

Distributions per Share     Income          Short-Term          Long-Term
(4/9/98 - 5/31/98)         Dividends       Capital Gains       Capital Gains
                              --               --                   --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

Cumulative Total Returns
(As of May 31, 1998)

                            If           If
Period                     Held       Redeemed
Life-of-Fund              -12.23%      -12.23%
(4/9/98)

------------------------------[MOUNTAIN CHART]----------------------------------
Growth of $10,000+

                 4/30/98           10000               10000
                 5/31/98            8759                7502

--------------------------[END MOUNTAIN CHART]----------------------------------

[BOX] Pioneer Emerging Markets Fund*

[DASHED RULE] MSCI Emerging Markets Free Index


The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/98
--------------------------------------------------------------------------------


Dear Shareowner,
--------------------------------------------------------------------------------
In the six months ended May 31, 1998, growing concerns over Japan's economic crisis and a weakening yen overshadowed emerging markets -- erasing gains made early on. We are pleased to report that Pioneer Emerging Markets Fund outperformed many of its peers during this period. The Fund's six-month total return at net asset value was -3.01% for Class A Shares, -3.40% for Class B Shares and -3.33% for Class C Shares. While lackluster in absolute terms, the Fund's return was ahead of the -6.11% average return for the 155 emerging markets funds tracked by Lipper Analytical Services, and the -7.17% return of the MSCI Emerging Markets Free Index.

Nearly one year since the devaluation of Thailand's currency on July 2, 1997, Southeast Asia remains mired in recession and political turmoil. However, the bailout package led by the International Monetary Fund and efforts by the region's governments to implement tough new economic policies is helping to bring about reform. Many governments, particularly in South Korea and Thailand, are stepping aside and allowing large and small companies alike to go bankrupt
- abandoning a tradition of supporting inefficient businesses. While such measures may raise prices and unemployment in the short term, they are necessary to spur local economies, attract foreign capital and rebuild currency reserves to pay overseas debt. Observers hoped Japan would lead the region's recovery and restore investors' confidence. But Japan is beset with its own financial woes, especially the country's debt crisis.

Search for Global Value Mandates Shift into Asia

We attempt to help your Fund outperform its competitors and the Index by exploiting shifts in value among emerging markets -- strategically adjusting country allocations to capture attractive values at any given time. By the end of the reporting period, we had reduced the Fund's Latin American allocation to 27% of equity holdings and we had increased the allocation to Asia.

Despite the challenges to Southeast Asia's economies, we view recent events as partly a crisis of confidence and fundamentally a correction of

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/98                            (continued)
--------------------------------------------------------------------------------


over-heated economies. With stock markets off dramatically from their peaks of the past two years and valuations at compelling levels, we have been selectively accumulating stocks in the region, focusing on companies with strong balance sheets and export-oriented businesses. Our experience has shown that when perceived risk is highest, stock prices drop to such low levels that they offer tremendous return potential going forward.

We increased holdings in South Korea, Thailand, Singapore, Malaysia and the Philippines from 12.5% on November 30 to 35.5% by May 31. Our value-driven philosophy uncovered several companies with strong management, low debt and good export markets. IOI Corporation Bhd. a Malaysian palm oil producer, and LG Information & Communication, a South Korean CDMA handset manufacturer, exemplify our strategy. These two stocks are among the Fund's larger holdings and held up well over the period.

India's nuclear testing hurt the Fund's investments there. But, while Prime Minister Vajpayee's efforts to establish India as a nuclear counterweight to China may have political ramifications, his country remains committed to economic reforms. The high-tech sector offers many attractive opportunities including Pentafour Software & Exports, which develops software for computer-based movie productions.

Israel was one of the top-performing markets for the period, and your Fund benefited from its 11.4% position there -- a significant overweighting relative to the MSCI Emerging Markets Free Index. Israel is home to many world-class companies, and the portfolio holds pharmaceutical companies such as Teva Pharmaceutical Industries. The portfolio also includes technology stocks, such as Tecnomatix Technologies, a producer of three-dimensional graphic software for computer-aided production design. All major automobile companies, including those in the United States, use Tecnomatix software as a management planning tool to create virtual factories -- allowing them to determine the most efficient way to build before they actually begin construction.

We continue to look favorably upon the pace of economic and social change in Latin America, particularly in the three largest economies -- Brazil, Mexico and Argentina. In the short term, Latin America's fate

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


remains closely correlated to events in Southeast Asia. Brazil is particularly sensitive because its currency -- the real -- is overvalued. However, President Cardoso has avoided a devaluation by raising interest rates and reducing government spending. Economic growth has come under pressure, but Brazil's foreign currency reserves, which had fallen sharply following last October's correction, are back to pre-crisis levels.

The adoption of reforms, liberalization and the dismantling of protectionist regimes -- some of the very problems still plaguing Asia -- have laid the foundation for the creation of globally competitive industries. In Brazil, the privatization of the telecommunications giant Telecomunicacoes Brasileiras will be completed on July 29 -- paving the way for the 12 smaller spin-off companies to benefit from better management and greater investment. Two of the Fund's larger holdings, Telecomunicacoes do Rio de Janeiro and Telecomunicacoes de Sao Paulo, are well positioned in densely populated areas and will profit from strong growth, since only 10% of Brazil's population currently has phone service.

Committed to Recovery in Asia

Without a doubt, the day-to-day press coverage of the Pacific Rim can be disheartening. And the reality is that many serious issues remain open, including the restructuring of financial systems, further fallout from Asia's equity and real estate markets and unemployment. But we believe that the best bargains can be found when things look most bleak. Financially sound, well-managed companies will survive -- just as we saw in Latin America after Mexico devalued the peso in December 1994. Ultimately, we believe Asia will have less bureaucracy, more incentives for foreign investors and better disclosure. But the key will be to invest early, remain alert and be patient.


Respectfully,


/s/ Mark H. Madden
    Mark H. Madden

    Portfolio Manager

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/98
--------------------------------------------------------------------------------


Shares                                                                     Value
              PREFERRED STOCKS - 15.5%
 71,700,000   Centrais Electricas Brasileiras SA (Class B)           $ 2,568,507
  1,410,000   Cia Cimento Portland Itau                                  257,456
124,212,655   Companhia Energetica de Minas Gerais                     4,072,741
298,800,000   Companhia Forca e Luz Cataguazes--Leopoldina               488,431
    289,700   Multicanal Participacoes SA (A.D.R.)*                    1,502,819
     87,970   Samsung Display Devices Co.                              1,231,267
     33,000   Telecomunicacoes Brasileiras SA (Sponsored A.D.R.)       3,518,625
 21,020,000   Telecomunicacoes de Sao Paulo SA                         4,514,338
 28,720,000   Telecomunicacoes de Sao Paulo SA (Class B)*              2,659,490
 44,816,968   Telecomunicacoes do Rio de Janeiro SA                    3,740,917
 70,016,968   Telecomunicacoes do Rio de Janeiro SA (Class B)*         5,113,838
 55,100,000   Uniao de Bancos Brasileiros SA                           1,806,165
                                                                     -----------
              Total Preferred Stocks
              (Cost $32,851,281)                                     $31,474,594
                                                                     -----------
              COMMON STOCKS - 84.5%
              Basic Materials - 5.9%
              Agricultural Products - 4.1%
  2,007,000   Austral Enterprises Bhd.                               $ 2,087,798
     21,900   Daesang Corp.                                              487,790
  8,594,000   IOI Corporation Bhd.                                     5,788,635
                                                                     -----------
                                                                     $ 8,364,223
                                                                     -----------
              Chemicals (Diversified) - 0.5%
     25,150   Hankook Caprolactam Corp.                              $ 1,072,114
                                                                     -----------
              Chemicals (Specialty) - 0.1%
     85,100   H.S. Industries Co., Ltd.                              $   205,570
      3,305   Reliance Industries Ltd.                                    13,180
                                                                     -----------
                                                                     $   218,750
                                                                     -----------
              Construction (Cement & Aggregates) - 0.6%
    827,971   Siam City Cement Co., Ltd.                             $ 1,168,466
                                                                     -----------
              Gold & Precious Metals Mining - 0.1%
    205,274   Lihir Gold Ltd.*                                       $   263,533
                                                                     -----------
              Iron & Steel - 0.1%
      1,397   Tata Iron and Steel Co., Ltd.                          $     5,061
      3,610   Pohang Iron & Steel Co.                                    148,345
                                                                     -----------
                                                                     $   153,406
                                                                     -----------
              Metals & Mining - 0.4%
  1,320,000   PT Tambang Timah                                       $   817,699
                                                                     -----------
              Total Basic Materials                                  $12,058,191
                                                                     -----------


10    The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
              Capital Goods - 4.7%
              Electrical Equipment - 1.5%
     18,800   Dae Duck Electronics Co.                               $   921,634
     56,188   Samsung Display Devices Co.                              1,992,029
                                                                     -----------
                                                                     $ 2,913,663
                                                                     -----------
              Engineering & Construction - 2.0%
    324,000   Larsen & Toubro (G.D.R.)                               $ 4,122,900
                                                                     -----------
              Manufacturing (Diversified) - 0.5%
 23,525,000   Aboitiz Equity Ventures, Inc.*                         $ 1,058,926
                                                                     -----------
              Manufacturing (Specialized) - 0.7%
     71,010   Hankook Synthetics, Inc.                               $ 1,488,309
                                                                     -----------
              Total Capital Goods                                    $ 9,583,798
                                                                     -----------
              Communication Services - 11.6%
              Cellular/Wireless Telecommunications - 3.9%
    111,775   Grupo Iusacell SA (Series L) (Sponsored A.D.R.)*       $ 1,788,400
     12,903   SK Telecom Co., Ltd.                                     6,103,903
                                                                     -----------
                                                                     $ 7,892,303
                                                                     -----------
              Telephone - 7.7%
    898,600   Empresas Telex-Chile SA (Sponsored A.D.R.)             $ 1,797,200
     73,800   Mahanagar Telephone Nigam Ltd.*                            405,413
    148,000   Mahanagar Telephone Nigam Ltd. (G.D.R.)*                 1,942,500
    715,300   PT Indonesian Satellite Corp.                              946,348
     55,500   PT Indonesian Satellite Corp. (A.D.R.)                     783,938
  5,478,400   TelecomAsia Corp. Public Co., Ltd.*                      1,559,832
 47,400,000   Telecomunicacoes Brasileiras SA                          4,038,953
    348,000   Videsh Sanchar Nigam Ltd. (G.D.R.)                       4,132,500
                                                                     -----------
                                                                     $15,606,684
                                                                     -----------
              Total Communication Services                           $23,498,987
                                                                     -----------
              Consumer Cyclicals - 10.7%
              Auto Parts & Equipment - 0.3%
    200,000   Mirgor Sacifia (Class C) (Sponsored A.D.R.)            $   525,000
                                                                     -----------
              Automobiles - 1.0%
    160,000   Mahindra & Mahindra Ltd.                               $   925,810
    550,345   Renault Argentina SA                                     1,139,756
                                                                     -----------
                                                                     $ 2,065,566
                                                                     -----------


The accompanying notes are an integral part of these financial statements.   11

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/98                                      (continued)
--------------------------------------------------------------------------------


Shares                                                                     Value
              Building Materials - 1.5%
    415,000   Cemex SA de CV (Class B)*                              $ 2,037,358
     21,580   Heracles General Cement SA*                                558,525
      6,030   Titan Cement Co. SA                                        454,154
                                                                     -----------
                                                                     $ 3,050,037
                                                                     -----------
              Hardware & Tools - 2.1%
    290,000   Zag Industries Ltd.*                                   $ 4,005,625
                                                                     -----------
              Homebuilding - 0.9%
 27,952,000   DMCI Holdings Inc.*                                    $ 1,658,533
  1,009,394   Land & House Public Co., Ltd.*                             242,415
                                                                     -----------
                                                                     $ 1,900,948
                                                                     -----------
              Lodging (Hotels) - 0.6%
    118,700   Indian Hotels Co. Ltd. (G.D.R.)                        $ 1,305,700
                                                                     -----------
              Retail (Department Stores) - 0.4%
    327,912   Cadenalco SA                                           $   293,428
  3,804,000   PT Ramayana Lestari Sentosa                                563,867
                                                                     -----------
                                                                     $   857,295
                                                                     -----------
              Retail (Specialty) - 1.3%
  1,201,000   Cifra, SA de CV (Series C)                             $ 1,688,481
    609,523   Cifra, SA de CV (Series V)*                                881,804
                                                                     -----------
                                                                     $ 2,570,285
                                                                     -----------
              Services (Commercial & Consumer) - 1.0%
 84,403,000   Net Holding AS*                                        $ 2,025,933
                                                                     -----------
              Textiles (Specialty) - 1.6%
    347,700   Asia Fiber Co., Ltd.*                                  $    38,739
     17,500   PT Indorama Synthetics                                       2,942
     16,950   Tae Kwang Industry Co.                                   3,275,595
                                                                     -----------
                                                                     $ 3,317,276
                                                                     -----------
              Total Consumer Cyclicals                               $21,623,665
                                                                     -----------
              Consumer Staples - 13.0%
              Broadcasting (Television/Radio/Cable) - 10.3%
  1,044,000   Benpres Holdings Corp. (G.D.R.)*                       $ 3,523,500
     49,600   Benpres Holdings Corp. (Lopez) (G.D.R.)*                   167,400
    451,570   Central European Media Enterprises Ltd.*                10,273,218
     60,800   Ceske Radiokomunikace AS (G.D.R.)                          992,864
    391,300   Grupo Radio Centro SA de CV (A.D.R.)                     5,037,988
    338,000   TV Filme, Inc.*                                            908,375
                                                                     -----------
                                                                     $20,903,345
                                                                     -----------


12   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                     Value
              Foods - 1.4%
  1,104,700   Daya Guna Samudera                                     $   681,883
    607,000   Thai Union Frozen Products Public Co. Ltd.               2,149,072
                                                                     -----------
                                                                     $ 2,830,955
                                                                     -----------
              Restaurants - 0.4%
    697,000   Kentucky Fried Chicken Bhd.                            $   815,692
                                                                     -----------
              Retail Stores (Food Chains) - 0.9%
    539,667   Supersol Ltd. (B Shares)                               $ 1,897,376
                                                                     -----------
              Total Consumer Staples                                 $26,447,368
                                                                     -----------
              Energy - 2.9%
              Oil & Gas (Exploration/Production) - 1.4%
    235,200   Oil & Natural Gas Commission Ltd.                      $ 1,421,365
    177,000   PTT Exploration and Production Public Co. Ltd.*          1,533,795
                                                                     -----------
                                                                     $ 2,955,160
                                                                     -----------
              Oil & Gas (Refining & Marketing) - 1.5%
    112,000   Bharat Petroleum Corp. Ltd.                            $   951,933
    230,300   Hindustan Petroleum Corp., Ltd                           2,029,294
                                                                     -----------
                                                                    $ 2,981,227
                                                                     -----------
              Total Energy                                           $ 5,936,387
                                                                     -----------
              Financial - 17.5%
              Banks (Major Regional) - 9.6%
  1,608,000   Bangkok Bank Ltd.                                      $ 3,284,476
    201,230   Credicorp Ltd.                                           3,194,526
    944,760   Development Bank of Singapore Ltd.                       5,698,463
  1,374,900   Dhana Siam Finance Public Co.*                             115,738
  5,215,000   National Finance Public Co., Ltd.*                       1,174,940
    372,000   Overseas-Chinese Banking Corp., Ltd.                     1,477,337
  1,829,900   Phatra Thanakit Public Co. Ltd.*                           781,525
         50   State Bank of India Ltd.                                       291
  1,433,000   Thai Farmers Bank, Ltd.                                  2,181,963
 21,200,000   Turkiye Garanti Bankasi AS*                                902,826
 23,900,000   Yapi ve Kredi Bankasi AS                                   462,640
 18,881,000   Yapi ve Kredi Bankasi AS (Receipts)*                       336,247
                                                                     -----------
                                                                     $19,610,972
                                                                     -----------


The accompanying notes are an integral part of these financial statements.   13

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/98                                   (continued)
--------------------------------------------------------------------------------


Shares                                                                     Value
              Financial (Diversified) - 2.5%
  1,646,000   DBS Land Ltd.                                          $ 1,848,002
     28,500   Housing Development Finance Corp. Ltd.                   2,156,831
    347,400   Pakistan Investment Fund Inc.                            1,042,200
                                                                     -----------
                                                                     $ 5,047,033
                                                                     -----------
              Insurance (Multi-Line) - 0.8%
  1,110,500   Malaysian Assurance Alliance Bhd.                      $ 1,602,849
                                                                     -----------
              Insurance (Property/Casualty) - 0.0%
    144,100   Ayudhya Jardine CMG Life Assurance Public
              Co., Ltd.*                                             $    57,083
                                                                     -----------
              Investment Banking/Brokerage - 3.1%
199,120,000   Global Menkul Degerler AS+                             $ 4,008,684
    550,000   Samsung Securities Co., Ltd.                             2,262,522
                                                                     -----------
                                                                     $ 6,271,206
                                                                     -----------
              Real Estate - 1.5%
  3,108,000   Keppel Land Ltd.                                       $ 2,988,283
                                                                     -----------
              Total Financial                                        $35,577,426
                                                                     -----------
              Healthcare - 2.5%
              Healthcare (Diversified) - 2.0%
     95,500   Teva Pharmaceutical Industries Ltd.
              (Sponsored A.D.R.)                                     $ 3,915,500
                                                                     -----------
              Healthcare (Medical Products/ Supplies) - 0.5%
    127,500   Elbit Medical Imaging, Ltd.*                           $ 1,043,906
                                                                     -----------
              Total Healthcare                                       $ 4,959,406
                                                                     -----------
              Technology - 14.6%
              Communications Equipment - 4.2%
    197,000   LG Information & Communication Ltd.                    $ 4,618,828
    261,000   Tadiran Telecommunications Ltd.                          3,915,000
                                                                     -----------
                                                                     $ 8,533,828
                                                                     -----------
              Computers (Software & Services) - 7.8%
     75,739   Formula Systems Ltd.*                                  $ 3,191,279
     25,000   Formula Systems Ltd. (A.D.R.)*                           1,054,688
     63,000   NIIT Ltd.                                                2,518,487
    196,200   Pentafour Software & Exports Ltd.                        4,925,020
    186,000   Tecnomatix Technologies Ltd.*                            4,219,875
                                                                     -----------
                                                                     $15,909,349
                                                                     -----------


14   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Shares                                                                     Value
              Electronics (Component Distributors) - 1.8%
     58,500   GSS Array Technology Public Co., Ltd.*                $    195,531
    446,900   KCE Electronics Public Co., Ltd.*                        2,544,863
    425,200   K.R. Precision Plc*                                        831,661
                                                                    ------------
                                                                    $  3,572,055
                                                                    ------------
              Electronics (Semiconductors) - 0.8%
     40,100   Daeduck Industries                                    $  1,623,943
                                                                    ------------
              Total Technology                                      $ 29,639,175
                                                                    ------------
              Transportation - 0.0%
              Shipping - 0.0%
     50,000   Malaysia International Shipping Bhd.                  $     88,422
                                                                    ------------
              Total Transportation                                  $     88,422
                                                                    ------------
              Utilities - 1.1%
              Electric Companies - 1.1%
     10,300   BSES Ltd.                                             $     42,091
 25,000,000   Centrais Electricas Brasileira SA                          830,363
 31,105,000   Companhia de Eletricidade do Estado da Bahia             1,365,391
                                                                    ------------
              Total Utilities                                       $  2,237,845
                                                                    ------------
              Total Common Stocks
              (Cost $193,652,261)                                   $171,650,670
                                                                    ------------
              RIGHTS - 0.0%
      4,067   Companhia Forca e Luz Cataguazes--Leopoldina
              (Preferred), 6/17/98*                                 $          0
     12,450   Cemex SA de CV (Series A), 6/18/98*                              0
                                                                    ------------
              Total Rights
              (Cost $2,294)                                         $          0
                                                                    ------------
              TOTAL INVESTMENT IN SECURITIES - 100%
              (Cost $226,505,836)(a)                                $203,125,264
                                                                    ------------

* Non-income producing security.

+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.


The accompanying notes are an integral part of these financial statements.   15

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/98                                   (continued)
--------------------------------------------------------------------------------

(a) Distribution of investments by country of issue, as percentage of total equity holdings, is as follows:


   Brazil                                  18.4%
   India                                   13.2
   South Korea                             12.5
   Israel                                  11.4
   Thailand                                 8.8
   Singapore                                5.9
   Mexico                                   5.6
   Czech Republic                           5.6
   Malaysia                                 5.1
   Turkey                                   3.8
   Philippines                              3.2
   Indonesia                                1.9
   Peru                                     1.6
   Others (individually less than 1%)       3.0
                                          -----
                                          100.0%
                                          -----

(b) At May 31, 1998, the net unrealized loss on investments based on cost for federal income tax purposes of $228,445,858 was as follows:

   Aggregate gross unrealized gain for all investments in
    which there is an excess of value over tax cost          $ 12,917,442
   Aggregate gross unrealized loss for all investments in
    which there is an excess of tax cost over value           (38,238,036)
                                                             ------------
   Net unrealized loss                                       $(25,320,594)
                                                             ------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 1998 aggregated $202,071,840 and $152,946,162, respectively.


16   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
BALANCE SHEET 5/31/98
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities, at value (cost $226,505,836)                    $203,125,264
 Cash                                                                           380,905
 Foreign currencies, at value                                                   452,318
 Receivables -
  Investment securities sold                                                 13,267,082
  Fund shares sold                                                            1,594,514
  Dividends, interest and foreign taxes withheld                              1,584,641
 Other                                                                              749
                                                                           -------------
   Total assets                                                            $220,405,473
                                                                           -------------
LIABILITIES:
 Payables -
  Investment securities purchased                                          $  4,384,399
  Fund shares repurchased                                                       839,661
  Forward foreign currency portfolio hedge contracts, open--net                 499,861
  Forward foreign currency settlement contracts                                  42,865
  Line of credit                                                              3,356,554
 Due to affiliates                                                              451,027
 Accrued expenses                                                               483,879
                                                                           -------------
   Total liabilities                                                       $ 10,058,246
                                                                           -------------
NET ASSETS:
 Paid-in capital                                                           $231,108,124
 Accumulated undistributed net investment income                                199,626
 Accumulated undistributed net realized gain on investments and foreign
   currency transactions                                                      3,331,390
 Net unrealized loss on investments                                         (23,762,853)
 Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    (529,060)
                                                                           -------------
   Total net assets                                                        $210,347,227
                                                                           -------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
 Class A (based on $131,267,838/10,295,253 shares)                         $      12.75
                                                                           -------------
 Class B (based on $63,338,210/5,117,010 shares)                           $      12.38
                                                                           -------------
 Class C (based on $14,083,536/1,137,983 shares)                           $      12.38
                                                                           -------------
 Class Y (based on $1,657,643/129,759 shares)                              $      12.77
                                                                           -------------
MAXIMUM OFFERING PRICE:
 Class A                                                                   $      13.53
                                                                           -------------


The accompanying notes are an integral part of these financial statements.   17

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended 5/31/98


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $134,284)       $ 2,427,833
 Interest (net of foreign taxes withheld of $51)                 231,148
                                                             -----------
   Total investment income                                                     $ 2,658,981
                                                                               -----------
EXPENSES:
 Management fees                                             $ 1,259,459
 Transfer agent fees
  Class A                                                        124,349
  Class B                                                        103,250
  Class C                                                         20,823
  Class Y                                                              6
 Distribution fees
  Class A                                                        148,047
  Class B                                                        341,881
  Class C                                                         71,120
 Accounting                                                       71,860
 Custodian fees                                                  204,541
 Registration fees                                                53,033
 Professional fees                                                38,177
 Printing                                                         16,659
 Fees and expenses of nonaffiliated trustees                      10,230
 Miscellaneous                                                    24,239
                                                             -----------
  Total expenses                                                               $ 2,487,674
  Less management fees waived by Pioneering
    Management Corporation                                                          (7,891)
  Less fees paid indirectly                                                        (20,428)
                                                                               -----------
  Net expenses                                                                 $ 2,459,355
                                                                               -----------
   Net investment income                                                       $   199,626
                                                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                $ 1,889,735
  Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies           (191,168)      $ 1,698,567
                                                             -----------       -----------
 Change in net unrealized gain or loss from:
  Investments (including reserve for capital gains
    taxes of $382,281)                                       $(8,995,496)
  Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies           (550,407)      $(9,545,903)
                                                             -----------       -----------
  Net loss on investments and foreign currency
   transactions                                                               $(7,847,336)
                                                                              -----------
  Net decrease in net assets resulting from operations                        $(7,647,710)
                                                                              -----------


18   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 5/31/98 and the Year Ended 11/30/97



                                                               Six Months Ended    Year Ended
FROM OPERATIONS:                                                     5/31/98          11/30/97
 Net investment income (loss)                                    $     199,626    $  (1,105,477)
 Net realized gain on investments and foreign currency
   transactions                                                      1,698,567       17,679,306
 Change in net unrealized loss on investments and
   foreign currency transactions                                    (9,545,903)      (9,420,658)
                                                                 -------------    -------------
    Net increase (decrease) in net assets resulting
      from operations                                            $  (7,647,710)   $   7,153,171
                                                                 -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net realized gain:
    Class A ($1.25 and $0.87 per share, respectively)            $  (7,540,081)   $  (3,748,664)
    Class B ($1.25 and $0.87 per share, respectively)               (6,173,347)      (2,760,159)
    Class C ($1.25 and $0.87 per share, respectively)               (1,142,932)        (402,111)
                                                                 -------------    -------------
     Total distributions to shareholders                         $ (14,856,360)   $  (6,910,934)
                                                                 -------------    -------------
FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                                $ 123,201,450    $ 136,454,386
 Reinvestment of distributions                                      11,075,638        5,402,385
 Cost of shares repurchased                                        (72,002,482)     (73,446,356)
                                                                 -------------    -------------
    Net increase in net assets resulting from fund
      share transactions                                         $  62,274,606    $  68,410,415
                                                                 -------------    -------------
    Net increase in net assets                                   $  39,770,536    $  68,652,652
NET ASSETS:
 Beginning of period                                               170,576,691      101,924,039
                                                                 -------------    -------------
 End of period (including accumulated undistributed net
   investment income of $199,626 and $0, respectively)           $ 210,347,227    $ 170,576,691
                                                                 -------------    -------------

CLASS A                            '98 Shares    '98 Amount       '97 Shares    '97 Amount
Shares sold                         7,654,014    $102,965,753      5,408,096    $ 82,847,859
Reinvestment of distributions         496,703       6,417,411        247,565       3,269,476
Less shares repurchased            (3,933,162)    (53,504,027)    (3,627,475)    (55,640,657)
                                   ----------    ------------     ----------    ------------
  Net increase                      4,217,555    $ 55,879,137      2,028,186    $ 30,476,678
                                   ----------    ------------     ----------    ------------
CLASS B
Shares sold                         1,019,700    $ 13,298,388      2,888,466    $ 42,926,866
Reinvestment of distributions         328,395       4,134,492        152,326       1,984,390
Less shares repurchased            (1,215,909)    (15,906,870)      (960,952)    (14,294,210)
                                   ----------    ------------     ----------    ------------
  Net increase                        132,186    $  1,526,010      2,079,840    $ 30,617,046
                                   ----------    ------------     ----------    ------------
CLASS C
Shares sold                           384,787    $  4,991,701        714,579    $ 10,679,661
Reinvestment of distributions          41,599         523,735         11,254         148,519
Less shares repurchased              (192,326)     (2,535,227)      (227,379)     (3,511,489)
                                   ----------    ------------     ----------    ------------
  Net increase                        234,060    $  2,980,209        498,454    $  7,316,691
                                   ----------    ------------     ----------    ------------
CLASS Y*
Shares sold                           133,824    $  1,945,608
Less shares repurchased                (4,065)        (56,358)
                                   ----------    ------------
  Net increase                        129,759    $  1,889,250
                                   ----------    ------------


*Class Y shares were first publicly offered on April 9, 1998.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/98
--------------------------------------------------------------------------------

                                                                     Six Months Ended      Year Ended
                                                                          5/31/98           11/30/97
CLASS A
Net asset value, beginning of period                                      $14.42             $13.94
                                                                        --------            -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                              $0.02             $(0.05)
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                    (0.44)              1.40
                                                                        ---------           -------
 Net increase (decrease) from investment operations                       $(0.42)             $1.35
Distributions to shareholders:
 Net investment income                                                        --                 --
 Net realized gain                                                         (1.25)             (0.87)
                                                                        ---------           -------
Net increase (decrease) in net asset value                                $(1.67)             $0.48
                                                                        ---------           -------
Net asset value, end of period                                            $12.75             $14.42
                                                                        ---------           -------
Total return*                                                              (3.01)%            10.37%
Ratio of net expenses to average net assets                                 2.11%**+           2.23%+
Ratio of net investment income (loss) to average net assets                 0.61%**+          (0.40)%+
Portfolio turnover rate                                                      158%**             140%
Average brokerage commission per share                                   $0.0007            $0.0004
Net assets, end of period (in thousands)                                $131,268            $87,628
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                               2.12%**            2.25%
 Net investment income (loss)                                               0.60%**           (0.42)%
Ratios assuming waiver of management fees and assumption of expenses by PMC and reduction for fees paid indirectly:
 Net expenses                                                               2.09%**            2.19%
 Net investment income (loss)                                               0.63%**           (0.36)%



                                                                        Year Ended     Year Ended     6/23/94 to
                                                                         11/30/96       11/30/95      11/30/94(a)
CLASS A
Net asset value, beginning of period                                      $11.56         $12.24        $12.50
                                                                         -------        -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                             $(0.07)         $0.04         $0.08
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                     2.45          (0.53)        (0.34)
                                                                         -------        -------       --------
 Net increase (decrease) from investment operations                        $2.38         $(0.49)       $(0.26)
Distributions to shareholders:
 Net investment income                                                        --          (0.06)           --
 Net realized gain                                                            --          (0.13)           --
                                                                         -------        -------       --------
Net increase (decrease) in net asset value                                 $2.38         $(0.68)       $(0.26)
                                                                         -------        -------       --------
Net asset value, end of period                                            $13.94         $11.56        $12.24
                                                                         -------        -------       --------
Total return*                                                              20.59%         (4.07)%       (2.08)%
Ratio of net expenses to average net assets                                 2.28%+         2.27%+        2.25%**
Ratio of net investment income (loss) to average net assets                (0.61)%+        0.24%+        1.85%**
Portfolio turnover rate                                                      143%           247%          259%**
Average brokerage commission per share                                   $0.0003             --            --
Net assets, end of period (in thousands)                                 $56,465        $15,411       $17,067
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                               3.00%          3.95%         4.13%**
 Net investment income (loss)                                              (1.33)%        (1.44)%       (0.03)%**
Ratios assuming waiver of management fees and assumption of expenses by PMC and reduction for fees paid indirectly:
 Net expenses                                                               2.25%          2.25%           --
 Net investment income (loss)                                              (0.58)%         0.27%           --


(a) The per share data presented above is based upon the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.

20    The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 5/31/98
--------------------------------------------------------------------------------
Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

                                                                     Six Months Ended      Year Ended
                                                                          5/31/98           11/30/97
CLASS B
Net asset value, beginning of period                                      $14.09            $13.73
                                                                       ---------          --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                             $(0.03)           $(0.14)
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                    (0.43)             1.37
                                                                       ----------         ---------
 Net increase (decrease) from investment operations                       $(0.46)            $1.23
Distributions to shareholders:
 Net investment income                                                        --                --
 Net realized gain                                                         (1.25)            (0.87)
                                                                       ----------         ---------
Net increase (decrease) in net asset value                                $(1.71)            $0.36
                                                                       ----------         ---------
Net asset value, end of period                                            $12.38            $14.09
                                                                       ----------         ---------
Total return*                                                              (3.40)%            9.61%
Ratio of net expenses to average net assets                                 2.96%**+          2.94%+
Ratio of net investment income (loss) to average net assets                (0.45)%**+        (1.10)%+
Portfolio turnover rate                                                      158%**            140%
Average brokerage commission per share                                   $0.0007           $0.0004
Net assets, end of period (in thousands)                                 $63,338           $70,218
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                               2.97%**           2.95%
 Net investment income (loss)                                              (0.46)%**         (1.11)%
Ratios assuming waiver of management fees and assumption of expenses by PMC and reduction for fees paid indirectly:
 Net expenses                                                               2.94%**           2.90%
 Net investment loss                                                       (0.43)%**         (1.06)%

                                                                        Year Ended     Year Ended    6/23/94 to
                                                                         11/30/96       11/30/95     11/30/94(a)
CLASS B
Net asset value, beginning of period                                      $11.47         $12.19        $12.50
                                                                         -------         -------      --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                             $(0.03)        $(0.04)        $0.02
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                     2.29          (0.52)        (0.33)
                                                                         -------        -------       --------
  Net increase (decrease) from investment operations                       $2.26         $(0.56)       $(0.31)
Distributions to shareholders:
 Net investment income                                                        --          (0.03)           --
 Net realized gain                                                            --          (0.13)           --
                                                                         -------        -------       -------
Net increase (decrease) in net asset value                                 $2.26         $(0.72)       $(0.31)
                                                                         -------        -------       -------
Net asset value, end of period                                            $13.73         $11.47        $12.19
                                                                         -------        -------       -------
Total return*                                                              19.70%         (4.62)%       (2.48)%
Ratio of net expenses to average net assets                                 3.00%+         3.00%+        3.33%**
Ratio of net investment income (loss) to average net assets                (1.47)%+        0.47%+        0.77%**
Portfolio turnover rate                                                      143%           247%          259%**
Average brokerage commission per share                                   $0.0003             --            --
Net assets, end of period (in thousands)                                 $39,893         $5,658        $4,319
Ratios assuming no waiver of management fees and assumption of expenses by PMC and no reduction for fees paid indirectly:
 Net expenses                                                               3.66%          4.57%         5.21%**
 Net investment income (loss)                                              (2.13)%        (2.05)%        1.11%**
Ratios assuming waiver of management fees and assumption of expenses by PMC and reduction for fees paid indirectly:
 Net expenses                                                               2.96%          2.96%           --
 Net investment loss                                                       (1.43)%        (0.43)%          --

(a) The per share data presented above is based upon the average shares outstanding for the period presented.


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    21

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/98
--------------------------------------------------------------------------------


                                                     Six Months
                                                        Ended             Year Ended          1/31/96 to
                                                       5/31/98             11/30/97            11/30/96
CLASS C
Net asset value, beginning of period                   $14.08               $13.73             $13.22
                                                    ---------             --------           --------
Increase (decrease) from investment
 operations:
 Net investment loss                                   $(0.01)              $(0.13)            $(0.09)
 Net realized and unrealized gain (loss) on
 investments and foreign currency transactions          (0.44)                1.35               0.60
                                                    ---------             --------           --------
  Net increase (decrease) from investment
   operations                                          $(0.45)               $1.22              $0.51
Distributions to shareholders:
 Net realized gain                                      (1.25)               (0.87)                --
                                                    ---------             --------           --------
Net increase (decrease) in net asset value             $(1.70)               $0.35              $0.51
                                                    ---------             --------           --------
Net asset value, end of period                         $12.38               $14.08             $13.73
                                                    ---------             --------           --------
Total return*                                           (3.33)%               9.53%              3.86%
Ratio of net expenses to average net assets              2.95%**+             2.89%+             2.91%**+
Ratio of net investment loss to average
 net assets                                             (0.37)%**+           (1.09)%+           (1.51)%**+
Portfolio turnover rate                                   158%**               140%               143%
Average brokerage commission per share                $0.0007              $0.0004            $0.0003
Net assets, end of period (in thousands)              $14,084              $12,730             $5,566
Ratios assuming no waiver of management fees
 by PMC and no reduction for fees paid
 indirectly:
 Net expenses                                            2.96%**              2.90%              3.48%**
 Net investment loss                                    (0.38)%**            (1.10)%            (2.08)%**
Ratios assuming waiver of management fees
 by PMC and reduction for fees paid indirectly:
 Net expenses                                            2.93%**              2.85%              2.86%**
 Net investment loss                                    (0.35)%**            (1.05)%            (1.46)%**


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratio assuming no reduction for fees paid indirectly.

22   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          4/9/98 to
                                                           5/31/98
CLASS Y(a)
Net asset value, beginning of period                     $ 14.55
                                                         -------
Increase (decrease) from investment operations:
 Net investment income                                   $    --
 Net realized and unrealized loss on investments and
  foreign currency transactions                            (1.78)
                                                         -------
   Net decrease from investment operations               $ (1.78)
                                                         -------
Net asset value, end of period                           $ 12.77
                                                         -------
Total return*                                             (12.23)%
Ratio of net expenses to average net assets                 1.88%**
Ratio of net investment loss to average net assets         (0.08)%**
Portfolio turnover rate                                      158%**
Average brokerage commission per share                   $0.0007
Net assets, end of period (in thousands)                 $ 1,658


(a)  Class Y shares were first publicly offered on April 9, 1998.


* Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of the period.


**   Annualized.

The accompanying notes are an integral part of these financial statements.   23

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/98
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.


The Fund offers four classes of shares -- Class A, Class B, Class C and Class Y shares. Class Y shares were first publicly offered on April 9, 1998. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, and Class C shareholders have exclusive voting rights with respect to the distribution plans for each class. There is no distribution plan for Class Y shares.


The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.


   In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed. At May 31, 1998, the value of the Fund's investments undergoing the registration process amounted to $10,116,350 or 4.8% of total net assets.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/98                                (continued)
--------------------------------------------------------------------------------

   financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Fund estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the six months ended May 31, 1998, the Fund paid no capital gains taxes on the sale of certain foreign securities.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E. Fund Shares


   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $30,168 in underwriting commissions on the sale of fund shares during the six months ended May 31, 1998.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

F. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.


   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

2. Management Agreement


Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.25% of the Fund's average daily net assets.


Until March 31, 1998, PMC agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 2.25% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B, and Class C shares were reduced only to the extent that such expenses were reduced for Class A shares.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At May 31, 1998, $257,523 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $62,905 in transfer agent fees payable to PSC at May 31, 1998.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/98                                (continued)
--------------------------------------------------------------------------------

4. Distribution Plans


The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $130,599 in distribution fees payable to PFD at May 31, 1998.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 1998, CDSCs in the amount of $140,949 were paid to PFD.


5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended May 31, 1998, the Fund's expenses were reduced by $20,428 under such arrangements.

6. Forward Foreign Currency Contracts


At May 31, 1998, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at May 31, 1998 were as follows:

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


            Contracts     In Exchange     Settlement                   Net Unrealized
Currency    to Deliver         For            Date           Value           Loss
---------- -------------   -------------   ------------   ------------- ---------------
   MYR    14,386,500     $3,000,000       10/29/98      $3,499,861      ($499,861)

At May 31, 1998, the gross forward foreign currency settlement contracts receivable and payable were $12,491,388 and $12,534,253, respectively, resulting in a net payable of $42,865.



7. Line of Credit Facility


Effective April 14, 1998, the Fund, along with certain others in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the period from April 14, 1998 through May 31, 1998 was $283,033. The average daily shares outstanding during the period were 16,677,661 resulting in an average borrowing per share of $0.02. The related weighted average annualized interest rate for the period was 6.1%, and the total interest expense on such borrowings was $2,292.


8. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of May 31, 1998:


                                                         Dividend
Affiliates                      Purchases       Sales       Income       Value
--------------------------------------------------------------------------------
Global Menkul Degerler AS   $3,915,496    $1,522,580      $  --     $4,008,684

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Emerging Markets Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Emerging Markets Fund as of May 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Fund as of May 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts


July 8, 1998

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                            Officers
John F. Cogan, Jr.                  John F. Cogan, Jr., Chairman and
Mary K. Bush                         President
Richard H. Egdahl, M.D.             David D. Tripple, Executive Vice President
Margaret B.W. Graham                Norman Kurland, Senior Vice President
John W. Kendrick                    Mark H. Madden, Vice President
Marguerite A. Piret                 William H. Keough, Treasurer
David D. Tripple                    Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account -- without paying a sales charge -- within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment -- without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 70 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match Plan for Employees)
401(k) or IRA Plan

Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions -- up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------


For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                          Income Funds
Global/International                  Taxable

Pioneer Emerging Markets Fund         Pioneer America Income Trust
Pioneer Europe Fund                   Pioneer Bond Fund
Pioneer Gold Shares                   Pioneer Short-Term Income Trust
Pioneer International Growth Fund
Pioneer World Equity Fund             Tax-Exempt

United States                         Pioneer Intermediate Tax-Free Fund
                                      Pioneer Tax-Free Income Fund
Pioneer Capital Growth Fund
Pioneer Growth Shares                 Money Market Fund
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund                  Pioneer Cash Reserves Fund
Pioneer Small Company Fund

Growth and Income Funds

Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II



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                         This page for your notes.


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HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225 - 4240

Our Internet e-mail address                                 ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[Pioneer logo]  Pioneer Funds Distributor, Inc.   0798 - 5323
                60 State Street                   (C) Pioneer Funds Distributor, Inc.
                Boston, Massachusetts 02109       [Recycle symbol] Printed on Recycled Paper
                www.pioneerfunds.com
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